UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

REVELATION BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4660 La Jolla Village Drive Suite 100
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 800-3717

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	REVB	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a 1/201,600th share of common stock at an exercise price of $2,318,400 per share	REVBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 23, 2026, Revelation Biosciences, Inc. (the “Company”) entered into warrant exercise inducement offer letters (the “Inducement Letters”) with two holders (the “Holders”) of 8,544,999 (pre-reverse stock split of one-for-four effected on January 28, 2026) existing Class I Common Stock Warrants exercisable for an aggregate of 8,544,999 pre-split (2,136,251 post-split) shares of its common stock (collectively, the “Existing Warrants”), to exercise their warrants at an approximate exercise price of $0.86 (post-split $3.44) per share, in exchange for the Company’s agreement to issue 17,089,998 pre-split (4,272,500 post-split) new common stock warrants (the “Class J Common Stock Warrants”) as described below. The aggregate gross proceeds from the exercise of the Existing Warrants is approximately $7.3 million, before deducting financial advisory fees. The issuance of the Class J Common Stock Warrants was structured as an at-market transaction under Nasdaq rules.

The Company intends to use the net proceeds from the warrant exercises in connection with its clinical development plans and to fund working capital and general corporate purposes.

The shares of common stock issuable upon exercise of the Existing Warrants are registered for issuance pursuant to a registration statement on Form S-3 (File No. 333-290309), which was declared effective by the Securities and Exchange Commission (the “SEC”) on September 30, 2025.

In consideration for the immediate exercise of the Existing Warrants for cash, the exercising Holders received the Class J Common Stock Warrants in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Class J Common Stock Warrants have an exercise price of $0.86 (post-split $3.44) per share, are not exercisable until stockholder approval, and will be exercisable for five years from the date of stockholder approval.

The Class J Common Stock Warrants and the shares of common stock underlying the Class J Common Stock Warrants offered in the private placement have not been registered under the Securities Act or applicable state securities laws. Accordingly, the securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. As part of the transaction, the Company has agreed to file a resale registration statement on Form S-3 with the SEC within twenty days of the closing to register the resale of the shares of common stock underlying the Class J Common Stock Warrants.

In connection with the transaction described above, the Company entered into a financial advisory services agreement, dated January 23, 2026, with Roth Capital Partners, LLC (“Roth”), pursuant to which the Company has agreed to pay Roth a cash fee of 8% of the aggregate gross proceeds from the exercise of the Existing Warrants and reimbursement for certain expenses, for its services.

The information in this Current Report on Form 8-K is intended to update and supersede the information in the Press Release of the Company dated January 23, 2026, which had included the expected exercise of additional Class I Common Stock Warrants and the expected issuance of additional Class J Common Stock Warrants of a third investor that ultimately withdrew its proposed investment.

Item 3.02 Unregistered Sales of Equity Securities.

The Company issued the Class J Common Stock Warrants pursuant to the exemption from the registration requirements of the Securities Act available under Section 4(a)(2) and Rule 506(b) of Regulation D promulgated thereunder and intends to issue the Class J Common Stock Warrants pursuant to the same exemption or pursuant to the exemption provided by Section 3(a)(9) of the Securities Act. The description of the Class J Common Stock Warrants under Item 1.01 of this Form 8-K is incorporated herein by reference. The form of the Class J Common Stock Warrants are filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required, the information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Class J Common Stock Warrant
10.1	Form of Inducement Letter
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. These forward-looking statements are generally identified by the words "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions. We caution investors that forward-looking statements are based on management's expectations and are only predictions or statements of current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those anticipated by the forward-looking statements. Revelation cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date they were made. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the ability of Revelation to timely prepare and file a secure effectiveness of a Registration Statement on Form S-3 with the SEC that covers the re-offer of the common stock issuable upon the exercise of the Class J Common Stock Warrants as Revelation is required to achieve these objectives within relatively brief time frames established within the Inducement Letters, the failure of which would expose Revelation to certain financial penalties; the general ability of Revelation to meet the objectives of the transaction covered by this Form 8-K, due to, among other things, competition; the ability of Revelation to grow and manage growth profitability and retain its key employees; the possibility that the Revelation may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of Revelation's product candidates; the ability to successfully complete planned clinical studies of its product candidates; the risk that we may not fully enroll our clinical studies or enrollment will take longer than expected; risks relating to the occurrence of adverse safety events and/or unexpected concerns that may arise from data or analysis from our clinical studies; changes in applicable laws or regulations; expected initiation of the clinical studies, the timing of clinical data; the outcome of the clinical data, including whether the results of such study is positive or whether it can be replicated; the outcome of data collected, including whether the results of such data and/or correlation can be replicated; the timing, costs, conduct and outcome of our other clinical studies; the anticipated treatment of future clinical data by the FDA, the EMA or other regulatory authorities, including whether such data will be sufficient for approval; the success of future development activities for its product candidates; potential indications for which product candidates may be developed; the ability of Revelation to maintain the listing of its securities on NASDAQ; the expected duration over which Revelation's balances will fund its operations; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Revelation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REVELATION BIOSCIENCES, INC.

Date:	January 29, 2026	By:	/s/ Chester S. Zygmont, III
Chester S. Zygmont, III Chief Financial Officer (principal financial and accounting officer)